                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): April 24, 2003

                             CARRIZO OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)


           TEXAS                       000-22915                 76-0415919
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


                    14701 ST. MARY'S LANE
                          SUITE 800
                        HOUSTON, TEXAS                         77079
           (Address of principal executive offices)          (Zip code)



       Registrant's telephone number, including area code: (281) 496-1352

ITEM 5.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               The following exhibit is furnished pursuant to Item 12:

               99.1 Press Release, dated April 24, 2003, Updating First Quarter 2003 Operations

ITEM 9. REGULATION FD DISCLOSURE AND INFORMATION PROVIDED UNDER ITEM 12 (RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

          The press release attached hereto as Exhibit 99.1 updates operations for the first quarter of 2003.

         Carrizo Oil & Gas, Inc. (the "Company") will make a presentation at the Independent Petroleum Association of America Oil & Gas Investment Symposium in New York at 2:10 p.m. EDT on Tuesday, April 29, 2003. Estimated Net Income for the three months ended March 31, 2003 totals $2.8 million. Estimated EBITDA, as defined, a non-GAAP financial measure, will be described in the presentation. Estimated EBITDA, as defined, for the three months ended March 31, 2003, is $7.5 million.

         The following is a reconciliation of the non-GAAP information used by the Company to its nearest comparable GAAP financial measure, Net Income:

                                                                           Estimated
                                                                          Three Months
                                                                             Ended
                                           Year Ended December 31,          March 31,
                                      --------------------------------    ------------
                                       1999     2000     2001     2002        2003
                                      -----    -----    -----    -----    ------------
                                                       (In Millions)
Net Income                            $ 1.7    $12.0    $ 9.5    $ 4.8        $ 2.8
Adjustments:
Depreciation, Depletion and
     Amortization                       4.3      7.2      6.5     10.6          3.0
Interest Expense, Net of
     Amounts Capitalized and
     Interest Income                   --       (0.6)    (0.3)    (0.1)         --
Income Taxes (Benefit)                 (1.1)     1.0      5.4      2.8          1.7
                                      -----    -----    -----    -----        -----
EBITDA, as defined                    $ 4.9    $19.6    $21.1    $18.1        $ 7.5
                                      =====    =====    =====    =====        =====


          Statements in this Current Report on Form 8-K, including the estimates of Net Income and EBITDA, as defined, and other statements that are not historical facts are forward looking statements that are based on current estimates. Although the Company believes that its estimates are based on reasonable assumptions, it can give no assurance that these estimates will prove correct. Important factors that could cause actual results to differ materially from those in the forward looking statements include the completion of the Company's first quarter financials and other risks described in the Company's Form 10-K for the year ended December 31, 2002 and its other filings with the Securities and Exchange Commission.

          None of the information furnished in Item 9 and the accompanying exhibit will be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, not will it be incorporated by reference into any registration statement filed by Carrizo Oil & Gas under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Carrizo Oil & Gas, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Carrizo Oil & Gas.


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
                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CARRIZO OIL & GAS, INC.


                                         By: /s/ FRANK A. WOJTEK
                                            ------------------------------------
                                         Name:  Frank A. Wojtek
                                         Title: Vice President and Chief
                                                  Financial Officer



Date:  April 28, 2003


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
                                  EXHIBIT INDEX

Exhibit
Number          Description
-------         -----------
 99.1           Press Release, dated April 24, 2003, Updating First Quarter 2003 Operations


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